[FORM OF]
INTERIM INVESTMENT MANAGEMENT AGREEMENT, POWER OF
ATTORNEY

AND SERVICE AGREEMENT
	THIS INTERIM AGREEMENT is entered into this 23rd day of July, 2001 by and between Dresdner RCM Global
Funds, Inc. (the Company), on behalf of Dresdner RCM
Fund, a series of the Company (the Fund) and Dresdner
RCM Global Investors LLC (the Investment Manager).
1. Appointment and Acceptance of Appointment of the Investment Manager
(a) Subject to express provisions and limitations set forth in the Companys Articles of Incorporation, Bylaws, Form N-1A Registration Statement under the
Investment Company Act of 1940,as amended
(the 1940 Act) and under the Securities Act of 1933, as amended (the 1933 Act), and the Funds prospectus as in use from time to time, as well as to the factors affecting the Companys status as a regulated investment company under the Internal Revenue Code of 1986, as amended, the Company hereby grants to the Investment
Manager and the Investment Manager hereby accepts full discretionary authority to manage the investment and reinvestment of the cash, securities, and other assets of the Fund (the Portfolio) presently held by State
Street Bank and Trust Company (the Custodian), any proceeds thereof, and any additions thereto, in the Investment Managers discretion. In the performance of its duties hereunder, the Investment Manager shall further be bound by any and all determinations by the Board of Directors of the Company relating to the investment objectives policies or restrictions of the Fund, which determinations shall be communicated in writing to the Investment Manager. For all purposes herein, the Investment Manager shall be deemed an independent contractor of the Company.
2.Powers of the Investment Manager Subject to the limitations provided in Section 1 hereof, the Investment Manager is empowered hereby, through any of its partners, principals, or appropriate employees, for the benefit of the Fund:
(a) to invest and reinvest in shares, stocks, bonds, notes and other obligations of every description issued or incurred by governmental bodies, corporations, mutual funds, trusts, associations or firms, in trade acceptances and other commercial paper, and in loans and deposits at interest on call or on time, whether or not secured by collateral;
(b) to purchase and sell commodities or commodities contracts and investments in put, call, straddle, or spread options;
(c) to enter into forward, future, or swap contracts withrespect to the purchase and sale of securities, currencies, commodities, and commodities contracts;
(d) to lend its portfolio securities to brokers, dealers and other financial institutions;
(e) to buy, sell, or exercise options, rights and warrants to subscribe for stock or securities;
(f) to engage in any other types of investment transactions described in the Funds Prospectus and Statement of Additional Information; and
(g) to take such other action, or to direct the Custodian to take such other action, as may be necessary or desirable to carry out the purpose and intent of the foregoing.
3.  Execution of Portfolio Transactions
(a) The Investment Manager shall provide adequate facilities and qualified personnel for the placement of, and shall place,orders for the purchase, or other acquisition, and sale, or other disposition, of portfolio securities or other portfolio assets for the Fund.
(b) Unless otherwise specified in writing to the Investment Manager by the Fund, all orders for the purchase and sale of securities for the Portfolio shall be placed in such markets and through such brokers as in the Investment Managers best judgment shall offer the most favorable price and market for the execution of each transaction; provided, however, that, subject to the above, the Investment
Manager may place orders with brokerage firms that have sold shares of the Fund or that furnish statistical and other information to the Investment
Manager, taking into account the value and quality of the brokerage services of such firms, including the availability and quality of such statistical and other information. Receipt by the Investment
Manager of any such statistical and other information and services shall not be deemed to give rise to any requirement for abatement of the advisory fee payable to the Investment Manager pursuant to
Section 5 hereof and Appendix A hereto.
(c) The Fund understands and agrees that the Investment Manager may effect securities transactions which cause the Fund to pay an amount of commission in excess of the amount of commission another broker would have charged, provided, however, that the
 Investment Manager determines in good faith that such amount of commission is reasonable in relation to the value of Fund share sales, statistical, brokerage and other services provided by such broker, viewed in terms of either the specific transaction or the Investment Managers overall responsibilities to the Fund and other clients for which the Investment
Managerexercises investment discretion. The Fund also understands that the receipt and use of such services will not reduce the Investment Managers customary and normal research activities.
(d)  The Fund understands and agrees that:
(i) the Investment Manager performs investment management services for various clients and that the Investment Manager may take action with respect to any of its other clients which may differ from action taken or from the timing or nature of action taken with respect to the Portfolio, so long as it is the Investment Managers policy, to the extent practical, to allocate investment opportunities to the Portfolio over a period of time on a fair and equitable basis relative to other clients;
(ii) the Investment Manager shall have no obligation to purchase or sell for the Portfolio any security which the Investment Manager, or its principals or employees, may purchase or sell for its or their own accounts or the account of any other client, if in the opinion of the Investment Manager such transaction or investment appears unsuitable, impractical or undesirable for the Portfolio;
(iii) on occasions when the Investment Manager deems the purchase or sale of a security to be in the best interests of the Fund as well as other clients of the Investment Manager, the Investment Manager, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so sold or purchased when the Investment Manager believes that to do so will be in the best interests of the Fund. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, shall be made by the Investment Manager in the manner the Investment Manager considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients; and
(iv) the Investment Manager does not prohibit any of its principals or employees from purchasing or selling for their own accounts securities that may be recommended to or held by the Investment Managers clients, subject to the provisions of the Investment
Managers Code of Ethics and that of the Company.
4.  Allocation of Expenses of the Company and the Fund
(a) The Investment Manager will bear all expenses related to salaries of its employees and to the Investment Managers overhead in connection with its duties under this Agreement. The Investment Manager also willpay all fees and salaries of the Companys directors and officers who are affiliated persons (as such term is defined in the 1940 Act) of the Investment
Manager.
(b) Except for the expenses specifically assumed by the Investment Manager, the Fund will pay all of its expenses, including, without limitation, fees and expenses of the directors not affiliated with the Investment Manager attributable to the Fund; fees of the Investment Manager; fees of the Funds administrator, custodian and subcustodians for all services to the Fund
(including safekeeping of funds and securities and maintaining required books and accounts); transfer agent, registrar and dividend reinvestment and disbursing agent; interest charges; taxes; charges and expenses of the Funds legal counsel and independent accountants; charges and expenses of legal counsel provided to the non-interested directors of the Company;
expenses of repurchasing shares of the Fund; expenses of printing and mailing share certificates, stockholder reports, notices, proxy statements and reports to governmental agencies; brokerage and other expenses connected with the execution, recording and settlement of portfolio security transactions; expenses connected with negotiating or effecting purchases or sales of portfolio securities or registering privately issued portfolio securities; expenses of calculating and publishing the net asset value of the Funds shares;
expenses of membership in investment company associations;
premiums and other costs associated with the acquisition of a mutual fund directors and officers errors and omissions liability insurance policy; expenses of fidelity bonding and other insurance premiums; expenses of stockholders meetings; and SEC and state blue sky registration fees.
(c)  The expenses borne by the Fund pursuant to Section
4(b) shall include the Funds proportionate share of any such expenses of the Company, which shall be allocated among the Fund and the other series of the Company on such basis as the Company shall deem appropriate.
5.  Compensation of the Investment Manager
(a) In consideration of the services performed by the Investment Manager hereunder, the Funds will pay or cause to be paid to the Investment Manager, management fees determined in accordance with the attached Schedule of Fees (Appendix A). All management fees earned hereunder shall be held in an escrow account with the Funds custodian. 1. If a majority of the Funds outstanding voting securities approve a new investment management agreement within the 150 day period from the date hereof, the fees held in the escrow account will be paid to the Investment Manager.
2. If a majority of the Funds outstanding voting securities do not approve a new investment management agreement with the Investment Manager, the Investment
Manager will be paid, out of the escrow account, the lesser of:
Any costs incurred in performing this Interim Agreement
(plus interest earned on that amount while in escrow);
or The total amount in the escrow account (plus interest earned).
(b) The net asset value of the Funds Portfolio used in fee calculations shall be determined in the manner set forth in the Articles of Incorporation and Bylaws of the Company and the Funds prospectus as of the close of regular trading on the New York Stock Exchange on each business day the New York Stock Exchange is open.
(c) The Fund hereby authorizes the Investment Manager to charge the Portfolio, subject to the provisions in
Section 4 hereof, for the full amount of fees as they become due and payable pursuant to the attached schedule of fees; provided, however, that a copy of a fee statement covering said payment shall be sent to the Custodian and to the Company.
(d) The Investment Manager may from time to time voluntarily agree to limit the aggregate operating expenses of the Fund for one or more fiscal years of the Company, as set forth in Appendix A hereto or in any other written agreement with the Company. If in any such fiscal. year the aggregate operating expenses of the Fund (as defined in Appendix A or such other written agreement) exceed the applicable percentage of the average daily net assets of the Fund for such fiscal year, the Investment Manager shall reimburse the Fund for such excess operating expenses. Such operating expense reimbursement, if any, shall be estimated, reconciled and paid on a quarterly basis, or such more frequent basis as the Investment Manager may agree in writing. Any such reimbursement of the Fund shall be repaid to the Investment Manager by the Fund, without interest, at such later time or times as it may be repaid without causing the aggregating operating expenses of the Fund to exceed the applicable percentage of the average daily net assets of the Fund for the period in which it is repaid; provided, however, that upon termination of this Agreement, the Fund shall have no further obligation to repay any such reimbursements.
6.  Service To Other Clients
Nothing contained in this Agreement shall be construed to prohibit the Investment Manager from performing investment advisory, management, distribution or other services for other investment companies and other persons, trusts or companies, or to prohibit affiliates of the Investment Manager from engaging in such businesses or in other related or unrelated businesses.
7.  Standard of Care
The Investment Manager shall have no liability to the Fund, or its stockholders, for any error of judgment, mistake of law, loss arising out of any investment, or other act or omission in the performance of its obligations to the Fund not involving willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties hereunder. The federal securities laws impose liabilities under certain circumstances on persons who act in good faith, and therefore nothing herein shall in any way constitute a waiver or limitation of any rights which the undersigned may have under any federal securities laws.
8.  Duration of Agreement
This Agreement shall continue until a new investment management agreement is approved by a vote of a majority
(as defined in the 1940 Act) of the outstanding voting securities of the Company, but in no event, shall this agreement have a duration greater than 150 days from the date hereof.
9.  Termination
This Agreement may be terminated at any time, without payment of any penalty, by the Board of Directors of the Company or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Company on ten (10) days written notice to the Investment Manager, or by the Investment Manager on sixty (60) days written notice to the Company. This Agreement shall automatically terminate in the event of its assignment (as defined in the 1940
 Act).
10.  Reports, Books and Records
The Investment Manager shall render to the Board of Directors of the Company such periodic and other reports as the Board may from time to time reasonably request.
In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Investment Manager hereby agrees that all records which it maintains for the Company are property of the Company. The Investment Manager shall surrender promptly to the Company any of such records upon the Companys request, and shall preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.
11.  Representations and Warranties
The Investment Manager represents and warrants to the Company that the Investment Manager is registered as an investment adviser under the Investment Advisers Act of 1940. During the term of this Agreement, the Investment
 Manager shall notify the Company of any change in the membership of the Investment Managers partnership within a reasonable time after such change. The Company represents and warrants to the Investment Manager that the company is registered as an open-end management investment company under the 1940 Act. Each party further represents and warrants to the other that this Agreement has been duly authorized by such party and constitutes the legal, valid and binding obligation of such party in accordance with its terms.
12.  Amendment of this Agreement
No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate originals by their officers thereunto duly authorized as of the date first above written.

DRESDNER RCM GLOBAL INVESTORS LLC	DRESDNER
RCM GLOBAL FUNDS, INC.

ON BEHALF
OF DRESDNER RCM
			FUND

By: 				By:



ATTEST: 			ATTEST:

By:				By:


APPENDIX A
INTERIM INVESTMENT MANAGEMENT AGREEMENT, POWER OF
ATTORNEY,
 AND SERVICE AGREEMENT
BETWEEN DRESDNER RCM GLOBAL INVESTORS LLC (the
INVESTMENT MANAGER)
 AND DRESDNER RCM GLOBAL FUNDS, INC.
SCHEDULE OF FEES
FOR DRESDNER RCM BALANCED FUND

Effective Date:  as of July 23, 2001
The Fund will pay a monthly fee to the Investment Manager
 based on the average daily net assets of the Fund, at the following rate:
Value of Securities and Cash of Fund
	Fee

	First $500 million	.65%
annually
	Next $500 million	.60%
annually
	Above $1 billion	.55% annually
The Investment Manager, until at least December 31, 2001, shall reimburse the Fund to the extent that the operating expenses of the Fund (as hereinafter defined) exceed the annualized rate of 0.90% for Class I. For this purpose, operating expenses shall be deemed to include all ordinary operating expenses other than interest, taxes and extraordinary expenses.
Dated:  as of July 23, 2001
DRESDNER RCM GLOBAL INVESTORS LLC
	DRESDNER RCM GLOBAL FUNDS, INC.

ON BEHALF OF DRESDNER RCM
			BALANCED FUND

By: 			By:



ATTEST:			ATTEST:


APPENDIX A
INTERIM INVESTMENT MANAGEMENT AGREEMENT, POWER OF
ATTORNEY,
 AND SERVICE AGREEMENT
BETWEEN DRESDNER RCM GLOBAL INVESTORS LLC (the
INVESTMENT MANAGER)
 AND DRESDNER RCM GLOBAL FUNDS, INC.
SCHEDULE OF FEES
FOR DRESDNER RCM BIOTECHNOLOGY FUND

Effective Date:  as of July 23, 2001
The Fund will pay a monthly fee to the Investment Manager
based on the average daily net assets of the Fund, at the
following rate:
Value of Securities and Cash of Fund Fee
-----------------------------------------------
         First $500 million
	1.00% annually
	Next $500 million
	.95% annually
	Above $1 billion
	.90% annually

The Investment Manager, until at least December 31, 2001, shall reimburse the Fund to the extent that the operating expenses of the Fund (as hereinafter defined) exceed the annualized rate of 1.50% for Class N. For this purpose, operating expenses shall be deemed to include all ordinary operating expenses other than interest, taxes and extraordinary expenses.
Dated:  as of July 23, 2001
DRESDNER RCM GLOBAL INVESTORS LLC
	DRESDNER RCM GLOBAL FUNDS, INC.
	ON BEHALF OF DRESDNER RCM
			BIOTECHNOLOGY FUND

By: 			By:



ATTEST:			ATTEST:


APPENDIX A
INTERIM INVESTMENT MANAGEMENT AGREEMENT, POWER OF
ATTORNEY,
 AND SERVICE AGREEMENT
BETWEEN DRESDNER RCM GLOBAL INVESTORS LLC (the
INVESTMENT MANAGER)
 AND DRESDNER RCM GLOBAL FUNDS, INC.
SCHEDULE OF FEES
FOR DRESDNER RCM EUROPE FUND

Effective Date:  as of July 23, 2001
The Fund will pay a monthly fee at the annualized rate
of 1.00% to the Investment Manager based on the average
daily net assets of the Fund.
Value of Securities and Cash of Fund
	Fee
-------------------------------------------
On all sums					1.00%
annually The Investment Manager, until at least December
31, 2002, shall reimburse the Fund to the extent that the operating expenses of the Fund (as hereinafter defined) exceed the annualized rate of 1. 35% for Class I and 1.60% for Class N. For this purpose, the operating expenses of the Fund shall be deemed to include all ordinary operating expenses other than interest, taxes and extraordinary expenses.
Dated:  as of July 23, 2001
DRESDNER RCM GLOBAL INVESTORS LLC
	DRESDNER RCM GLOBAL FUNDS, INC.
	ON BEHALF OF DRESDNER RCM
			EUROPE FUND

By: 			By:



ATTEST:			ATTEST:


APPENDIX A
INTERIM INVESTMENT MANAGEMENT AGREEMENT, POWER OF
ATTORNEY,
 AND SERVICE AGREEMENT
BETWEEN DRESDNER RCM GLOBAL INVESTORS LLC (the
INVESTMENT MANAGER)
 AND DRESDNER RCM GLOBAL FUNDS, INC.
SCHEDULE OF FEES
FOR DRESDNER RCM INTERNATIONAL GROWTH EQUITY FUND

Effective Date:  as of July 23, 2001
The Fund will pay a monthly fee at the annualized rate of
0.75% to the Investment Manager based on the average daily
net assets of the Fund.
Value of Securities and Cash of Fund
	Fee
---------------------------------------------
	On all sums			0.75% annually
The Investment Manager, until at least December 31, 2001, shall reimburse the Fund to the extent that the operating expenses of the Fund (as hereinafter defined) exceed the annualized rate of 1.00% for Class I and 1.25% for Class
N. For this purpose, the operating expenses of the Fund shall be deemed to include all ordinary operating expenses other than interest, taxes and extraordinary expenses.
Dated:  as of July 23, 2001
DRESDNER RCM GLOBAL INVESTORS LLC
	DRESDNER RCM GLOBAL FUNDS, INC.
	ON BEHALF OF DRESDNER RCM
			INTERNATIONAL GROWTH EQUITY FUND

By: 			By:



ATTEST:			ATTEST:


APPENDIX A
INTERIM INVESTMENT MANAGEMENT AGREEMENT, POWER OF
ATTORNEY,
 AND SERVICE AGREEMENT
BETWEEN DRESDNER RCM GLOBAL INVESTORS LLC (the
INVESTMENT MANAGER)
 AND DRESDNER RCM GLOBAL FUNDS, INC.
SCHEDULE OF FEES
FOR DRESDNER RCM LARGE CAP GROWTH FUND

Effective Date:  as of July 23, 2001
The Fund will pay a monthly fee to the Investment Manager
based on the average daily net assets of the Fund, at the
following rate:
Value of Securities and Cash of Fund	Fee
-------------------------------------------
					First $500 million
					.70% annually
					Next $500 million
					.65% annually
					Above $1 billion
					.60% annually
The Investment Manager, until at least December 31, 2005, shall reimburse the Fund to the extent that the operating expenses of the Fund (as hereinafter defined) exceed the annualized rate of 0. 75% for Class I and 1.00% for Class
N. For this purpose, operating expenses shall be deemed to include all ordinary operating expenses other than interest, taxes and extraordinary expenses.
Dated:  as of July 23, 2001
DRESDNER RCM GLOBAL INVESTORS LLC
	DRESDNER RCM GLOBAL FUNDS, INC.
	ON BEHALF OF DRESDNER RCM
			LARGE CAP GROWTH FUND

By: 			By:



ATTEST:			ATTEST:


APPENDIX A
INTERIM INVESTMENT MANAGEMENT AGREEMENT, POWER OF
ATTORNEY,
 AND SERVICE AGREEMENT
BETWEEN DRESDNER RCM GLOBAL INVESTORS LLC (the
INVESTMENT MANAGER)
 AND DRESDNER RCM GLOBAL FUNDS, INC.
SCHEDULE OF FEES
FOR DRESDNER RCM MIDCAP FUND

Effective Date:  as of July 23, 2001
The Fund will pay a monthly fee at the annualized rate of
0.75% to the Investment Manager based on the average
daily net assets of the Fund.Value of Securities and Cash
of Fund
	Fee
-------------------------------------------	----
	On all sums				0.75%
annuallyThe Investment Manager, until at least June 30, 2003, shall reimburse the Fund to the extent that the operating expenses of the Fund (as hereinafter defined) exceed the annualized rate of 0.77% for Class I and 1.02% for Class N. For this purpose, the operating expenses of the Fund shall be deemed to include all ordinary operating expenses other than interest, taxes and extraordinary expenses.
Dated:  as of July 23, 2001
DRESDNER RCM GLOBAL INVESTORS LLC
	DRESDNER RCM GLOBAL FUNDS, INC.
	ON BEHALF OF DRESDNER RCM
			MIDCAP FUND

By: 			By:



ATTEST:			ATTEST:


APPENDIX A
INTERIM INVESTMENT MANAGEMENT AGREEMENT, POWER OF
ATTORNEY,
 AND SERVICE AGREEMENT
BETWEEN DRESDNER RCM GLOBAL INVESTORS LLC (the
INVESTMENT MANAGER)
 AND DRESDNER RCM GLOBAL FUNDS, INC.
SCHEDULE OF FEES
FOR DRESDNER RCM SMALL CAP FUND

Effective Date:  as of July 23, 2001
The Fund will pay a monthly fee at the annualized rate of 1.00% to the Investment Manager based on the average daily net assets of the Fund.

Value of Securities and Cash of Fund
	Fee
-------------------------------------------	----
	On all sums				1.00%
annuallyThe Investment Manager, until at least June 30, 2003, shall reimburse the Fund to the extent that the operating expenses of the Fund (as hereinafter defined) exceed the annualized rate of 1.02% for Class I. For this purpose, the operating expenses of the Fund shall be deemed to include all ordinary operating expenses other than interest, taxes and extraordinary expenses.
Dated:  as of July 23, 2001
DRESDNER RCM GLOBAL INVESTORS LLC
	DRESDNER RCM GLOBAL FUNDS, INC.
	ON BEHALF OF DRESDNER RCM
			SMALL CAP FUND

By: 			By:



ATTEST:			ATTEST:


APPENDIX A
INTERIM INVESTMENT MANAGEMENT AGREEMENT, POWER OF
ATTORNEY,
 AND SERVICE AGREEMENT
BETWEEN DRESDNER RCM GLOBAL INVESTORS LLC (the
INVESTMENT MANAGER)
 AND DRESDNER RCM GLOBAL FUNDS, INC.
SCHEDULE OF FEES
FOR DRESDNER RCM TAX MANAGED GROWTH FUND

Effective Date:  as of July 23, 2001
The Fund will pay a monthly fee to the Investment Manager
based on the average daily net assets of the Fund, at the
following rate:
Value of Securities and Cash of Fund
	Fee
-----------------------------------------------
	First $500 million	.75%
	annually
	Next $500 million	.70%
	annually
	Above $1 billion	.65% annually

The Investment Manager, until at least December 31, 2001, shall reimburse the Fund to the extent that the operating expenses of the Fund (as hereinafter defined) exceed the annualized rate of 1.25% for Class I and 1.50% for Class
N. For this purpose, operating expenses shall be deemed to include all ordinary operating expenses other than interest, taxes and extraordinary expenses.
Dated:  as of July 23, 2001
DRESDNER RCM GLOBAL INVESTORS LLC
	DRESDNER RCM GLOBAL FUNDS, INC.
	ON BEHALF OF DRESDNER RCM
			TAX MANAGED GROWTH FUND

By: 			By:



ATTEST:			ATTEST:


APPENDIX A
INTERIM INVESTMENT MANAGEMENT AGREEMENT, POWER OF
ATTORNEY,
 AND SERVICE AGREEMENT
BETWEEN DRESDNER RCM GLOBAL INVESTORS LLC (the
INVESTMENT MANAGER)
 AND DRESDNER RCM GLOBAL FUNDS, INC.
SCHEDULE OF FEES
FOR DRESDNER RCM EMERGING MARKETS FUND

Effective Date:  as of July 23, 2001
The Fund will pay a monthly fee to the Investment Manager
based on the average daily net assets of the Fund, at the
following rate:
Value of Securities and Cash of Fund
	Fee
-----------------------------------------------
	On all sums			1.00% annually

The Investment Manager, until at least December 31, 2001, shall reimburse the Fund to the extent that the operating expenses of the Fund (as hereinafter defined) exceed the annualized rate of 1.50% for Class I and 1.75% for Class
N. For this purpose, operating expenses shall be deemed to include all ordinary operating expenses other than interest, taxes and extraordinary expenses.
Dated:  as of July 23, 2001
DRESDNER RCM GLOBAL INVESTORS LLC
	DRESDNER RCM GLOBAL FUNDS, INC.
	ON BEHALF OF DRESDNER RCM
			EMERGING MARKETS FUND

By: 			By:



ATTEST:			ATTEST:


APPENDIX A
INTERIM INVESTMENT MANAGEMENT AGREEMENT, POWER OF
ATTORNEY,
 AND SERVICE AGREEMENT
BETWEEN DRESDNER RCM GLOBAL INVESTORS LLC (the
INVESTMENT MANAGER)
 AND DRESDNER RCM GLOBAL FUNDS, INC.
SCHEDULE OF FEES
FOR DRESDNER RCM GLOBAL EQUITY FUND

Effective Date:  as of July 23, 2001
The Fund will pay a monthly fee to the Investment Manager
based on the average daily net assets of the Fund, at the
following rate:
Value of Securities and Cash of Fund
	Fee
-----------------------------------------------
	First $500 million		.75% annually
	Next $500 million		.60% annually
	Above $1 billion		.65% annually
The Investment Manager, until at least December 31, 2001, shall reimburse the Fund to the extent that the operating expenses of the Fund (as hereinafter defined) exceed the annualized rate of 1.25% for Class I and 1.50% for Class
N. For this purpose, operating expenses shall be deemed to include all ordinary operating expenses other than interest, taxes and extraordinary expenses.
Dated:  as of July 23, 2001
DRESDNER RCM GLOBAL INVESTORS LLC
	DRESDNER RCM GLOBAL FUNDS, INC.
	ON BEHALF OF DRESDNER RCM
			GLOBAL EQUITY FUND

By: 			By:



ATTEST:			ATTEST:


APPENDIX A
INTERIM INVESTMENT MANAGEMENT AGREEMENT, POWER OF
ATTORNEY,
 AND SERVICE AGREEMENT
BETWEEN DRESDNER RCM GLOBAL INVESTORS LLC (the
INVESTMENT MANAGER)
 AND DRESDNER RCM GLOBAL FUNDS, INC.
SCHEDULE OF FEES
FOR DRESDNER RCM GLOBAL HEALTH CARE FUND

Effective Date:  as of July 23, 2001
The Fund will pay a monthly fee to the Investment Manager
based on the average daily net assets of the Fund, at the
following rate:
Value of Securities and Cash of Fund
	Fee
-----------------------------------------------
	First $500 million	1.00% annually
	Next $500 million	 .95% annually
	Above $1 billion	 .90% annually
The Investment Manager, until at least December 31, 2001, shall reimburse the Fund to the extent that the operating expenses of the Fund (as hereinafter defined) exceed the annualized rate of 1.50% for Class N. For this purpose, operating expenses shall be deemed to include all ordinary operating expenses other than interest, taxes and extraordinary expenses.
Dated:  as of July 23, 2001
DRESDNER RCM GLOBAL INVESTORS LLC
	DRESDNER RCM GLOBAL FUNDS, INC.
	ON BEHALF OF DRESDNER RCM
			GLOBAL HEALTH CARE FUND

By: 			By:



ATTEST:			ATTEST:


APPENDIX A
INTERIM INVESTMENT MANAGEMENT AGREEMENT, POWER OF
ATTORNEY,
 AND SERVICE AGREEMENT
BETWEEN DRESDNER RCM GLOBAL INVESTORS LLC (the
INVESTMENT MANAGER)
 AND DRESDNER RCM GLOBAL FUNDS, INC.
SCHEDULE OF FEES
FOR DRESDNER RCM GLOBAL SMALL CAP FUND

Effective Date:  as of July 23, 2001
The Fund will pay a monthly fee to the Investment Manager
based on the average daily net assets of the Fund, at
the following rate:
Value of Securities and Cash of Fund
	Fee
-----------------------------------------------
	First $500 million	1.00% annually
	Next $500 million	 .95% annually
	Above $1 billion	 .90% annually
The Investment Manager, until at least December 31, 2001, shall reimburse the Fund to the extent that the operating expenses of the Fund (as hereinafter defined) exceed the annualized rate of 1.50% for Class I and 1.75% for Class
N. For this purpose, operating expenses shall be deemed to include all ordinary operating expenses other than interest, taxes and extraordinary expenses.
Dated:  as of July 23, 2001
DRESDNER RCM GLOBAL INVESTORS LLC
	DRESDNER RCM GLOBAL FUNDS, INC.
	ON BEHALF OF DRESDNER RCM
			GLOBAL SMALL CAP FUND

By: 			By:



ATTEST:			ATTEST:


APPENDIX A
INTERIM INVESTMENT MANAGEMENT AGREEMENT, POWER OF
ATTORNEY,
 AND SERVICE AGREEMENT
BETWEEN DRESDNER RCM GLOBAL INVESTORS LLC (the
INVESTMENT MANAGER)
 AND DRESDNER RCM GLOBAL FUNDS, INC.
SCHEDULE OF FEES
FOR DRESDNER RCM GLOBAL TECHNOLOGY FUND

Effective Date:  as of July 23, 2001
The Fund will pay a monthly fee to the Investment Manager
based on the average daily net assets of the Fund, at the
annualized rate of 1.00% of the value of the Funds
average daily net assets.
Value of Securities and Cash of Fund
	Fee
-----------------------------------------------
	On all sums		1.00% annually

The Investment Manager, until at least December 31, 2001, shall reimburse the Fund to the extent that the operating expenses of the Fund (as hereinafter defined) exceed the annualized rate of 1.50% for Class I and 1.75% for Class
N. For this purpose, operating expenses shall be deemed to include all ordinary operating expenses other than interest, taxes and extraordinary expenses.
Dated:  as of July 23, 2001
DRESDNER RCM GLOBAL INVESTORS LLC
	DRESDNER RCM GLOBAL FUNDS, INC.
	ON BEHALF OF DRESDNER RCM
			GLOBAL TECHNOLOGY FUND

By: 			By:



ATTEST:			ATTEST:


APPENDIX A
INTERIM INVESTMENT MANAGEMENT AGREEMENT, POWER OF
ATTORNEY,
 AND SERVICE AGREEMENT
BETWEEN DRESDNER RCM GLOBAL INVESTORS LLC (the
INVESTMENT MANAGER)
 AND DRESDNER RCM GLOBAL FUNDS, INC.
SCHEDULE OF FEES
FOR DRESDNER RCM STRATEGIC INCOME FUND

Effective Date:  as of July 23, 2001
The Fund will pay a monthly fee to the Investment Manager
based on the average daily net assets of the Fund, at the
following rate:
Value of Securities and Cash of Fund
	Fee
-----------------------------------------------
	First $500 million	.75% annually
	Next $500 million	.70% annually
	Above $1 billion	.65% annually
The Investment Manager, until at least December 31, 2001, shall reimburse the Fund to the extent that the operating expenses of the Fund (as hereinafter defined) exceed the annualized rate of 1.25% for Class I and 1.50% for Class
N. For this purpose, operating expenses shall be deemed to include all ordinary operating expenses other than interest, taxes and extraordinary expenses.
Dated:  as of July 23, 2001
DRESDNER RCM GLOBAL INVESTORS LLC
	DRESDNER RCM GLOBAL FUNDS, INC.
	ON BEHALF OF DRESDNER RCM
			STRATEGIC INCOME FUND

By: 			By:



ATTEST:			ATTEST:


[FORM OF]


INVESTMENT MANAGEMENT AGREEMENT, POWER OF
ATTORNEY
AND SERVICE AGREEMENT


	THIS AGREEMENT is entered into this 20th day of December, 2001 by and between Dresdner RCM Global Funds
Inc. (the Company), on behalf of Dresdner RCM [
	] Fund (the Fund), a series of the Company, and Dresdner RCM Global Investors LLC, (the Investment
 Manager).

1.  APPOINTMENT AND ACCEPTANCE OF APPOINTMENT OF THE
    INVESTMENT MANAGER

(a) Subject to express provisions and limitations set forth in the Companys Amended and Restated Articles of Incorporation, By-Laws, Form N-1A Registration Statement under the Investment Company Act of 1940, as amended
(the 1940 Act), and under the Securities Act of 1933, as amended (the 1933 Act), and the Funds prospectus as in use from time-to-time, as well as to the factors affecting the Companys status as a regulated investment company under the Internal Revenue Code of 1986, as amended, the Company hereby grants to the Investment
Manager and the Investment Manager hereby accepts full discretionary authority to manage the investment and reinvestment of the cash, securities, and other assets of the Fund (the Portfolio), any proceeds thereof, and any additions thereto, in the Investment Managers discretion.
In the performance of its duties hereunder, the Investment
Manager shall further be bound by any and all determinations by the Board of Directors of the Company relating to the investment objectives, policies, or restrictions of the Fund, which determinations shall be communicated in writing to the Investment Manager. For all purposes herein, the Investment Manager shall be deemed an independent contractor of the Company.

2.  POWERS OF THE INVESTMENT MANAGER

(a) Subject to the limitations provided in Section 1 hereof, the Investment Manager is empowered hereby, through any of its partners, principals, or appropriate employees, for the benefit of the Fund:

   (i) to invest and reinvest in shares, stocks, bonds, notes, and other obligations of every description issued or incurred by governmental bodies, corporations, mutual funds, trusts, associations, or firms, in trade acceptances and other commercial paper, and in loans and deposits at interest on call or on time, whether or not secured by collateral;

   (ii) to purchase and sell commodities or commodities contracts and investments in put, call, straddle, or spread options;

   (iii)  to enter into forward, future, or swap
contracts with respect to the purchase and sale of securities, currencies, commodities, and commodities contracts;

   (iv) to lend its portfolio securities to brokers, dealers, and other financial institutions;

   (v) to buy, sell, or exercise options, rights, and warrants to subscribe for stock or securities;

   (vi) to engage in any other types of investment transactions described in the Funds Prospectus and Statement of Additional Information; and

   (vii) to take such other action, or to direct the Funds custodian to take such other action, as may be necessary or desirable to carry outthe purpose and intent of the foregoing.

(b) The Investment Manager may enter into one or more contracts (each a Sub-Advisory Contract or Sub-
Administration Contract) with a sub-adviser or sub-administrator in which the Investment Manager delegates to such sub-adviser or sub-administrator any or all duties specified in this Agreement, provided that each Sub-
Advisory Contract or Sub-Administration Contract imposes on the sub-adviser or sub-administrator bound thereby all applicable duties and conditions to which the Investment
Manager is subject under this Agreement, and further provided that each Sub-Advisory Contract or Sub-
Administration Contract meets all requirements of the 1940 Act and any rules, regulations, or orders of the Securities and Exchange Commission thereunder.

3.  EXECUTION OF PORTFOLIO TRANSACTIONS

(a) The Investment Manager shall provide adequate facilities and qualified personnel for the placement of, and shall place, ordersfor the purchase, or other acquisition, and sale, or other disposition,of portfolio securities or other portfolio assets for the Fund.

(b) Unless otherwise specified in writing to the Investment Manager by the Fund, all orders for the purchase and sale of securities for the Portfolio shall be placed in such markets and through such brokersas in the Investment Managers best judgment shall offer the most favorable price and market for the execution of each transaction; provided, however, that, subject to the above, the Investment Manager may place orders with brokerage firms that have sold shares of the Fund or that furnish statistical and other information to the Investment Manager, taking into account the value and quality of the brokerage services of such firms, including the availability and quality of such statistical and other information. Receipt by the Investment Manager of any such statistical and other information and services shall not be deemed to give rise to any requirement for abatement of the advisory fee payable to the Investment Manager pursuant to Section 5 hereof and Appendix A hereto.

(c)  The Fund understands and agrees that the Investment
Manager may effect securities transactions which cause the Fund to pay an amount of commission in excess of the amount of commission another broker would have charged, provided, however, that the Investment Manager determines in good faith that such amount of commission is reasonable in relation to the value of Fund share sales, statistical, brokerage, and other services provided by such broker, viewed in terms of either the specific transaction or the Investment Managers overall responsibilities to the Fund and other clients for which the Investment Manager exercises investment discretion. The Fund also understands that the receipt and use of such services will not reduce the Investment Managers customary and normal research activities.

(d)  The Fund understands and agrees that:

     (i) the Investment Manager performs investment management services for various clients and that the Investment Manager may take action with respect to any of its other clients which may differ from action taken or from the timing or nature of action taken with respect to the Portfolio, so long as it is the Investment
Managers policy, to the extent practical, to allocate investment opportunities to the Portfolio over a period of time on a fair and equitable basis relative to other clients;

     (ii)  the Investment Manager shall have no
obligation to purchase or sell for the Portfolio any security which the Investment Manager, or its principals or employees, may purchase or sell for its or their own accounts or the account of any other client, if in the opinion of the Investment Manager such transaction or investment appears unsuitable, impractical, or undesirable for the Portfolio;

     (iii) on occasions when the Investment Manager deems the purchase or sale of a security to be in the best interests of the Fund as well as other clients of the Investment Manager, the Investment Manager, tothe extent permitted by applicable laws and regulations, may aggregate the securities to be so sold or purchased when the Investment Manager believes that to do so will be in the best interests of the Fund. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, shall be made by the Investment Manager in the manner the Investment
Manager considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients; and

     (iv) the Investment Manager does not prohibit any of its principals or employees from purchasing or selling for their own accounts securities that may be recommended to or held by the Investment Managers clients, subject to the provisions of the Investment Managers Code of Ethics and that of the Company.

4.  ALLOCATION OF EXPENSES OF THE FUND

(a) The Investment Manager will bear all expenses related to salaries of its employees and to the Investment
Managers overhead in connection with its duties under this Agreement. The Investment Manager also will pay all fees and salaries of the Companys directors and officers who are affiliated persons (as such term is defined in the 1940 Act) of the Investment Manager.

(b) Except for the expenses specifically assumed by the Investment Manager, the Fund will pay all of its expenses, including, without limitation, fees and expenses of the directors not affiliated with the Investment Manager attributable to the Fund; fees of the Investment Manager;
fees of the Funds administrator, custodian, and sub-custodians for all services to the Fund (including safekeeping of funds and securities and maintaining required books and accounts); transfer agent, registrar, and dividend reinvestment and disbursing agent fees;
interest charges; taxes; charges and expenses of the Funds legal counsel and independent accountants;
charges and expenses of legal counsel provided to the non-interested directors of the Company; expenses of repurchasing shares of the Fund; expenses of printing and mailing share certificates, stockholder reports, notices, proxy statements, and reports to governmental agencies; brokerage and other expenses connected with the execution recording and settlement of portfolio security transactions; expenses connected with negotiating, or effecting purchases or sales of portfolio securities or registering privately issued portfolio securities; expenses of calculating and publishing the net asset value of the Funds shares;
expenses of membership in investment company associations; premiums and other costs associated with the acquisition of a mutual fund directors and officers errors and omissions liability insurance policy;
expenses of fidelity bonding and other insurance premiums; expenses of stockholders meetings; SEC, state blue sky, and foreign registration fees; portfolio pricing services expenses; litigation expenses; and Rule 12b-1 fees.

(c)  The expenses borne by the Fund pursuant to Section
4(b) shall include the Funds proportionate share of any such expenses of the Company, which shall be allocated among the Fund and the other series of the Company, if any, on such basis as the Company shall deem appropriate.

5.  COMPENSATION OF THE INVESTMENT MANAGER

(a) In consideration of the services performed by the Investment Manager hereunder, the Fund will pay or cause to be paid to the Investment Manager, as they become due and payable, management fees determined in accordance with the attached Schedule of Fees (Appendix A). In the event of termination, any management fees paid in advance pursuant to such fee schedule will be prorated as of the date of termination and the unearned portion thereof will be returned to the Fund.

(b) The net asset value of the Funds portfolio used in fee calculations shall be determined in the manner set forth in the Amended and Restated Articles of Incorporation and By-Laws of the Company and the Funds
Prospectus as of the close of regular trading on the New
York Stock Exchange on each business day the New York
Stock Exchange is open.

(c) The Fund hereby authorizes the Investment Manager to charge the Portfolio, subject to the provisions in Section
6 hereof, for the full amount of fees as they become due and payable pursuant to the attached Schedule of Fees;
provided, however, that a copy of a fee statement covering said payment shall be sent to the Funds custodian and to the Company.

(d) The Investment Manager may from time-to-time voluntarily agree to limit the aggregate operating expenses of the fund for one or more fiscal years of the Company, as set forth in Appendix A hereto or in any other written agreement with the Company. If in any such fiscal year the aggregate operating expenses of the Fund (as defined in Appendix A or such other written agreement) exceed the applicable percentage of the average daily net assets of the Fund for such fiscal year, the Investment Manager shall reimburse the Fund for such excess operating expenses. Such operating expense reimbursement, if any, shall be estimated, reconciled, and paid on a quarterly basis, or such more frequent basis as the Investment Manager may agree in writing.
Any such reimbursement of the Fund shall be repaid to the Investment Manager by the Fund, without interest, at such later time or times as it may be repaid without causing the aggregating operating expenses of the Fund to exceed the applicable percentage of the average daily net assets of the Fund for the period in which it is repaid;
provided, however, that upon termination of this Agreement
,the Fund shall have no further obligation to repay any such reimbursements.




6.  SERVICE TO OTHER CLIENTS

  Nothing contained in this Agreement shall be construed to prohibit the Investment Manager from performing investment advisory, management, distribution, or other services for other investment companies and other persons, trusts, or companies, or to prohibit affiliates of the Investment Manager from engaging in such business or in other related or unrelated businesses.

7.  STANDARD OF CARE

  The Investment Manager shall have no liability to the Fund, or its stockholders, for any error of judgment, mistake of law, loss arising out of any investment, or other act or omission on the performance of its obligations to the Fund not involving willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties hereunder. The federal securities laws impose liabilities under certain circumstances on persons who act in good faith, and therefore nothing herein shall in any way constitute a waiver or limitation of any rights which the undersigned may have under any federal securities laws.

8.  DURATION OF AGREEMENT

This Agreement shall continue in effect until the close of business on December 29, 2002. This Agreement may thereafter be renewed from year to year by mutual consent, provided that such renewal shall be specifically approved at least annually by (i) the Board of Directors of the Company, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund, and (ii) a majority of those directors who are not parties to this Agreement or interested persons
(as defined in the 1940 Act) of any such party cast in person at a meeting called for the purpose of voting on such approval.

9.  TERMINATION

This Agreement may be terminated at any time, without payment of any penalty, by the Board of Directors of the Company or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Company on sixty (60) days written notice to the Investment Manager, or by the Investment Manager on like notice to the Company.This Agreement shall automatically terminate in the event of its assignment (as defined in the 1940 Act).

10.  CORPORATE NAME

In the event this Agreement is terminated by either party or upon written notice from the Investment Manager at any time, the Company hereby agrees that it will eliminate from its corporate name any reference to the name
Dresdner RCM. The Company shall have the non-exclusive use of the name Dresdner RCM in whole or in part so long as this Agreement is effective or until such notice is given.

11.  REPORTS, BOOKS, AND RECORDS

The Investment Manager shall render to the Board of Directors of the Company such periodic and other reports as the Board may from time to time reasonably request.
In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Investment Manager hereby agrees that all records which it maintains for the Company are property of the Company. The Investment Manager shall surrender promptly to the Company any of such records upon the Companys request, and shall preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

12.  REPRESENTATIONS AND WARRANTIES

The Investment Manager represents and warrants to the Company that the Investment Manager is registered as an investment adviser under the Investment Advisers Act of 1940. During the term of this Agreement, the Investment
Manager shall notify the Company of any change in the ownership of the Investment Manager within a reasonable time after such change. The Company represents and warrants to the Investment Manager that the company is registered as an open-end management investment company under the 1940 Act. Each party further represents and warrants to the other that this Agreement has been duly authorized by such party and constitutes the legal, valid, and binding obligation of such party in accordance with its terms.

13.  AMENDMENT OF THIS AGREEMENT

No provision of this Agreement may be change, waived, discharged, or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge, or termination is sought.



IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate originals by their officers thereunto duly authorized as of the date first above written.

DRESDNER RCM GLOBAL INVESTORS LLC
	DRESD
NER
RCM
GLOBAL
FUNDS,
INC. ON
BEHALF
OF
DRESD
NER
RCM [
	] FUND


By:						By:



ATTEST:						ATTEST:


By:						By:



APPENDIX A

INVESTMENT MANAGEMENT AGREEMENT

BETWEEN DRESDNER RCM GLOBAL INVESTORS LLC AND
DRESDNER RCM
GLOBAL FUNDS, INC.

SCHEDULE OF FEES

FOR DRESDNER RCM SMALL CAP FUND


Effective Date: December 20, 2001

The Fund will pay a monthly fee to the Investment Manager based on the average daily net assets of the Fund, at the following rate:

Value of Securities and Cash of Fund
	Fee
-----------------------------------------------

	On all sums
	1.00% annually

The Investment Manager, until at least June 30, 2003, shall reimburse the Fund to the extent that the operating expenses of the Fund (as hereinafter defined) exceed the annualized rate of 1.02% for Class I and 1.27% for Class N. For this purpose, operating expenses shall be deemed to include all ordinary operating expenses other than interest, taxes and extraordinary expenses.

Dated:	December 20, 2001

DRESDNER RCM GLOBAL INVESTORS LLC	DRESDNER
RCM GLOBAL
FUNDS, INC.
ON BEHALF
OF
DRESDNER
RCM SMALL
CAP FUND


By:  						By:



ATTEST:						ATTEST:

By:  __________________________			By:
_________________________


APPENDIX A

INVESTMENT MANAGEMENT AGREEMENT

BETWEEN DRESDNER RCM GLOBAL INVESTORS LLC AND
DRESDNER RCM
GLOBAL FUNDS, INC.

SCHEDULE OF FEES

FOR DRESDNER RCM MIDCAP FUND


Effective Date: December 20, 2001

The Fund will pay a monthly fee to the Investment Manager based on the average daily net assets of the Fund, at the following rate:

Value of Securities and Cash of Fund
	Fee
-----------------------------------------------

	On all sums
	0.75% annually

The Investment Manager, until at least June 30, 2003, shall reimburse the Fund to the extent that the operating expenses of the Fund (as hereinafter defined) exceed the annualized rate of 0.77% for Class I and 1.02% for Class
N. For this purpose, operating expenses shall be deemed to include all ordinary operating expenses other than interest, taxes and extraordinary expenses.

Dated:	December 20, 2001

DRESDNER RCM GLOBAL INVESTORS LLC	DRESDNER
RCM GLOBAL
FUNDS, INC.
ON BEHALF
OF
DRESDNER
RCM MIDCAP
FUND


By:  						By:



ATTEST:						ATTEST:

By:  __________________________			By:
_________________________



APPENDIX A

INVESTMENT MANAGEMENT AGREEMENT

BETWEEN DRESDNER RCM GLOBAL INVESTORS LLC AND
DRESDNER RCM
GLOBAL FUNDS, INC.

SCHEDULE OF FEES

FOR DRESDNER RCM INTERNATIONAL GROWTH EQUITY FUND


Effective Date: December 20, 2001

The Fund will pay a monthly fee to the Investment Manager based on the average daily net assets of the Fund, at the following rate:

Value of Securities and Cash of Fund
	Fee
-----------------------------------------------

	On all sums
	0.75% annually

The Investment Manager, until at least December 31, 2001, shall reimburse the Fund to the extent that the operating expenses of the Fund (as hereinafter defined) exceed the annualized rate of 1.00% for Class I and 1.25% for Class
N of the average daily net assets of the Fund. For this purpose, the operating expenses of the Fund shall be deemed to include all ordinary operating expenses other than interest, taxes and extraordinary expenses.

Dated:	December 20, 2001

DRESDNER RCM GLOBAL INVESTORS LLC	DRESDNER
RCM GLOBAL
FUNDS, INC.
ON BEHALF
OF
DRESDNER
RCM
INTERNATION
AL GROWTH
EQUITY FUND


By:  						By:



ATTEST:						ATTEST:

By:  __________________________			By:
_________________________




APPENDIX A

INVESTMENT MANAGEMENT AGREEMENT

BETWEEN DRESDNER RCM GLOBAL INVESTORS LLC AND
DRESDNER RCM
GLOBAL FUNDS, INC.

SCHEDULE OF FEES

FOR DRESDNER RCM EUROPE FUND


Effective Date:  December 20, 2001

The Fund will pay a monthly fee to the Investment Manager based on the average daily net assets of the Fund, at the following rate:

Value of Securities and Cash of Fund
	Fee
-----------------------------------------------

	First $100 million
	1.00% annually
	Above $100 million
	.80% annually

The Investment Manager, until at least December 31, 2002, shall reimburse the Fund to the extent that the operating expenses of the Fund (as hereinafter defined) exceed the annualized rate of 1. 35% for Class I and 1.60% for Class
N. For this purpose, operating expenses shall be deemed to include all ordinary operating expenses other than interest, taxes and extraordinary expenses.

Dated:	December 20, 2001

DRESDNER RCM GLOBAL INVESTORS LLC	DRESDNER
RCM GLOBAL
FUNDS, INC.
ON BEHALF
OF
DRESDNER
RCM EUROPE
FUND


By:  						By:



ATTEST:						ATTEST:

By:  __________________________			By:
_________________________



APPENDIX A

INVESTMENT MANAGEMENT AGREEMENT

BETWEEN DRESDNER RCM GLOBAL INVESTORS LLC AND
DRESDNER RCM
GLOBAL FUNDS, INC.

SCHEDULE OF FEES

FOR DRESDNER RCM LARGE CAP GROWTH FUND


Effective Date: December 20, 2001

The Fund will pay a monthly fee to the Investment Manager based on the average daily net assets of the Fund, at the following rate:

Value of Securities and Cash of Fund
	Fee
-----------------------------------------------

	First $500 million
	.70% annually
	Next $500 million
	.65% annually
	Above $1 billion
	.60% annually

The Investment Manager, until at least December 31, 2005, shall reimburse the Fund to the extent that the operating expenses of the Fund (as hereinafter defined) exceed the annualized rate of 0. 75% for Class I and 1.00% for Class
N. For this purpose, operating expenses shall be deemed to include all ordinary operating expenses other than interest, taxes and extraordinary expenses.

Dated:	December 20, 2001

DRESDNER RCM GLOBAL INVESTORS LLC	DRESDNER
RCM GLOBAL
FUNDS, INC.
ON BEHALF
OF
DRESDNER
RCM LARGE
CAP GROWTH
FUND


By:  						By:



ATTEST:						ATTEST:

By:  __________________________			By:
_________________________



APPENDIX A

INVESTMENT MANAGEMENT AGREEMENT

BETWEEN DRESDNER RCM GLOBAL INVESTORS LLC AND
DRESDNER RCM
GLOBAL FUNDS, INC.

SCHEDULE OF FEES

FOR DRESDNER RCM TAX MANAGED GROWTH FUND


Effective Date: December 20, 2001

The Fund will pay a monthly fee to the Investment Manager based on the average daily net assets of the Fund, at the following rate:

Value of Securities and Cash of Fund
	Fee
-----------------------------------------------

        First $500 million
	.75% annually
	Next $500 million
	.70% annually
	Above $1 billion
	.65% annually


The Investment Manager, until at least December 31, 2001, shall reimburse the Fund to the extent that the operating expenses of the Fund (as hereinafter defined) exceed the annualized rate of 1.25% for Class I and 1.50% for Class
N. For this purpose, operating expenses shall be deemed to include all ordinary operating expenses other than interest, taxes and extraordinary expenses.

Dated:	December 20, 2001

DRESDNER RCM GLOBAL INVESTORS LLC	DRESDNER
RCM GLOBAL
FUNDS, INC.
ON BEHALF
OF
DRESDNER
RCM TAX
MANAGED
GROWTH
FUND


By:  						By:



ATTEST:						ATTEST:

By:  __________________________			By:
_________________________



APPENDIX A

INVESTMENT MANAGEMENT AGREEMENT

BETWEEN DRESDNER RCM GLOBAL INVESTORS LLC AND
DRESDNER RCM
GLOBAL FUNDS, INC.

SCHEDULE OF FEES

FOR DRESDNER RCM BIOTECHNOLOGY FUND


Effective Date: December 20, 2001

The Fund will pay a monthly fee to the Investment Manager based on the average daily net assets of the Fund, at the following rate:

Value of Securities and Cash of Fund
	Fee
-----------------------------------------------

        First $500 million
	1.00% annually
	Next $500 million
	.95% annually
	Above $1 billion
	.90% annually


The Investment Manager, until at least December 31, 2001, shall reimburse the Fund to the extent that the operating expenses of the Fund (as hereinafter defined) exceed the annualized rate of 1.50% for Class N. For this purpose, operating expenses shall be deemed to include all ordinary operating expenses other than interest, taxes and extraordinary expenses.

Dated:	December 20, 2001

DRESDNER RCM GLOBAL INVESTORS LLC	DRESDNER
RCM GLOBAL
FUNDS, INC.
ON BEHALF
OF
DRESDNER
RCM
BIOTECHNOL
OGY FUND


By:  						By:



ATTEST:						ATTEST:

By:  __________________________			By:
_________________________



APPENDIX A

INVESTMENT MANAGEMENT AGREEMENT

BETWEEN DRESDNER RCM GLOBAL INVESTORS LLC AND
DRESDNER RCM
GLOBAL FUNDS, INC.

SCHEDULE OF FEES

FOR DRESDNER RCM BALANCED FUND


Effective Date: December 20, 2001

The Fund will pay a monthly fee to the Investment Manager based on the average daily net assets of the Fund, at the following rate:

Value of Securities and Cash of Fund
	Fee
-----------------------------------------------

	First $500 million
	.65% annually
	Next $500 million
	.60% annually
	Above $1 billion
	.55% annually

The Investment Manager, until at least December 31, 2001, shall reimburse the Fund to the extent that the operating expenses of the Fund (as hereinafter defined) exceed the annualized rate of 0.90% for Class I. For this purpose, operating expenses shall be deemed to include all ordinary operating expenses other than interest, taxes and extraordinary expenses.

Dated:	December 20, 2001

DRESDNER RCM GLOBAL INVESTORS LLC	DRESDNER
RCM GLOBAL
FUNDS, INC.
ON BEHALF
OF
DRESDNER
RCM
BALANCED
FUND


By:  						By:



ATTEST:						ATTEST:

By:  __________________________			By:
_________________________



APPENDIX A

INVESTMENT MANAGEMENT AGREEMENT

BETWEEN DRESDNER RCM GLOBAL INVESTORS LLC AND
DRESDNER RCM
GLOBAL FUNDS, INC.

SCHEDULE OF FEES

FOR DRESDNER RCM GLOBAL SMALL CAP FUND


Effective Date: December 20, 2001

The Fund will pay a monthly fee to the Investment Manager based on the average daily net assets of the Fund, at the following rate:

Value of Securities and Cash of Fund
	Fee
-----------------------------------------------

	First $500 million
	1.00% annually
	Next $500 million
	.95% annually
	Above $1 billion
	.90% annually

The Investment Manager, until at least December 31, 2001, shall reimburse the Fund to the extent that the operating expenses of the Fund (as hereinafter defined) exceed the annualized rate of 1.50% for Class I and 1.75% for Class
N. For this purpose, operating expenses shall be deemed to include all ordinary operating expenses other than interest, taxes and extraordinary expenses.

Dated:	December 20, 2001

DRESDNER RCM GLOBAL INVESTORS LLC	DRESDNER
RCM GLOBAL
FUNDS, INC.
ON BEHALF
OF
DRESDNER
RCM GLOBAL
SMALL CAP
FUND


By:  						By:



ATTEST:						ATTEST:

By:  __________________________			By:
_________________________



APPENDIX A

INVESTMENT MANAGEMENT AGREEMENT

BETWEEN DRESDNER RCM GLOBAL INVESTORS LLC AND
DRESDNER RCM
GLOBAL FUNDS, INC.

SCHEDULE OF FEES

FOR DRESDNER RCM GLOBAL TECHNOLOGY FUND


Effective Date: December 20, 2001

The Fund will pay a monthly fee to the Investment Manager based on the average daily net assets of the Fund, at the annualized rate of 1.00% of the value of the Funds average daily net assets.

Value of Securities and Cash of Fund
	Fee
-----------------------------------------------

	On all sums
	1.00% annually


The Investment Manager, until at least December 31, 2001, shall reimburse the Fund to the extent that the operating expenses of the Fund (as hereinafter defined) exceed the annualized rate of 1.50% for Class I and 1.75% for Class
N. For this purpose, operating expenses shall be deemed to include all ordinary operating expenses other than interest, taxes and extraordinary expenses.

Dated:	December 20, 2001

DRESDNER RCM GLOBAL INVESTORS LLC	DRESDNER
RCM GLOBAL
FUNDS, INC.
ON BEHALF
OF
DRESDNER
RCM GLOBAL
TECHNOLOGY
FUND


By:  						By:



ATTEST:						ATTEST:

By:  __________________________			By:
_________________________



APPENDIX A

INVESTMENT MANAGEMENT AGREEMENT

BETWEEN DRESDNER RCM GLOBAL INVESTORS LLC AND
DRESDNER RCM
GLOBAL FUNDS, INC.

SCHEDULE OF FEES

FOR DRESDNER RCM GLOBAL HEALTH CARE FUND


Effective Date:  December 20, 2001

The Fund will pay a monthly fee to the Investment Manager based on the average daily net assets of the Fund, at the following rate:

Value of Securities and Cash of Fund
	Fee
-----------------------------------------------

	First $500 million
	1.00% annually
	Next $500 million
	.95% annually
	Above $1 billion
	.90% annually

The Investment Manager, until at least December 31, 2001, shall reimburse the Fund to the extent that the operating expenses of the Fund (as hereinafter defined) exceed the annualized rate of 1.50% for Class N. For this purpose, operating expenses shall be deemed to include all ordinary operating expenses other than interest, taxes and extraordinary expenses.

Dated:	December 20, 2001

DRESDNER RCM GLOBAL INVESTORS LLC	DRESDNER
RCM GLOBAL
FUNDS, INC.
ON BEHALF
OF
DRESDNER
RCM GLOBAL
HEALTH CARE
FUND


By:  						By:



ATTEST:						ATTEST:

By:  __________________________			By:
_________________________



APPENDIX A

INVESTMENT MANAGEMENT AGREEMENT

BETWEEN DRESDNER RCM GLOBAL INVESTORS LLC AND
DRESDNER RCM
GLOBAL FUNDS, INC.

SCHEDULE OF FEES

FOR DRESDNER RCM EMERGING MARKETS FUND


Effective Date: December 20, 2001

The Fund will pay a monthly fee to the Investment
Manager based on the average daily net assets of the Fund, at the following rate:

Value of Securities and Cash of Fund
	Fee
-----------------------------------------------

	On all sums
	1.00% annually


The Investment Manager, until at least December 31, 2001, shall reimburse the Fund to the extent that the operating expenses of the Fund (as hereinafter defined) exceed the annualized rate of 1.50% for Class I and 1.75% for Class
N. For this purpose, operating expenses shall be deemed to include all ordinary operating expenses other than interest, taxes and extraordinary expenses.

Dated:	December 20, 2001

DRESDNER RCM GLOBAL INVESTORS LLC	DRESDNER
RCM GLOBAL
FUNDS, INC.
ON BEHALF
OF
DRESDNER
RCM
EMERGING
MARKETS
FUND


By:  						By:



ATTEST:						ATTEST:

By:  __________________________			By:
_________________________



APPENDIX A

INVESTMENT MANAGEMENT AGREEMENT

BETWEEN DRESDNER RCM GLOBAL INVESTORS LLC AND
DRESDNER RCM
GLOBAL FUNDS, INC.

SCHEDULE OF FEES

FOR DRESDNER RCM GLOBAL EQUITY FUND


Effective Date: December 20, 2001

The Fund will pay a monthly fee to the Investment Manager based on the average daily net assets of the Fund, at the following rate:

Value of Securities and Cash of Fund
	Fee
-----------------------------------------------

	First $500 million
	.75% annually
	Next $500 million
	.60% annually
	Above $1 billion
	.65% annually

The Investment Manager, until at least December 31, 2001, shall reimburse the Fund to the extent that the operating expenses of the Fund (as hereinafter defined) exceed the annualized rate of 1.25% for Class I and 1.50% for Class
N. For this purpose, operating expenses shall be deemed to include all ordinary operating expenses other than interest, taxes and extraordinary expenses.

Dated:	December 20, 2001

DRESDNER RCM GLOBAL INVESTORS LLC	DRESDNER
RCM GLOBAL
FUNDS, INC.
ON BEHALF
OF
DRESDNER
RCM GLOBAL
EQUITY FUND


By:  						By:



ATTEST:						ATTEST:

By:  __________________________			By:
_________________________


21

29

SUB-ITEM 77Q1(e)
Sub-item 77Q1(e).txt


Sub-item 77Q1(e).txt	Page 14	02/27/02